UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22372

Clarity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Suite 110

2001 Westown Parkway

West Des Moines, Iowa 50265

 (Address of Principal Office)

(Name and Address of Agent for Service)

Bradley R. Peyton

Suite 110

2001 Westown Parkway

West Des Moines, Iowa 50265

Copies of all communications to:

John C. Miles

Cline Williams Wright Johnson & Oldfather, LLP

Suite 1900

233 S. 13th

Lincoln, Nebraska 68508

Registrant's Telephone Number, including Area Code: 515-252-7489

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

CLARITY FUND

MARCH 31, 2012

CLARITY FUND, INC.

2001 Westown Parkway  Suite 110  West Des Moines  Iowa  Tel. 515-252-7489

May 17, 2012

Dear Fellow Shareholders:

The fiscal year ended March 31, 2012 was an eventful one for the Clarity Fund (the “Fund”). The Fund grew to just over $5 million in total assets and the Fund’s performance compared favorably to its peers.

During the final quarter, the Fund was accepted into the NASDAQ OMXSM Mutual Fund Quotation Service, which resulted in assignment of a ticker symbol (CLRTX) and daily NAV pricing by securities pricing services such as Interactive Data’s widely used DATAFEEDSM. These developments enabled shareholders to obtain daily pricing and performance information from third-party providers and qualified the Fund to trade on various brokerage platforms, as opposed to direct purchases.

Equally significant, the Fund became part of the Morningstar, Inc. mutual fund database providing shareholders and potential investors with timely statistical and performance information. Morningstar initially categorized the Fund as “Conservative Allocation” based on the substantial weighting of cash equivalents as of December 31, 2011, which is subject to reassessment as the Fund’s mix of assets ebbs and flows from quarter to quarter.

At quarter end March 31, 2012, the Fund held 58.6% of its assets in cash equivalents, down from 63.5% at the end of the prior quarter and down from 71.5% as of September 30, 2011.The Fund’s cash position has continued to trend downward as equity markets have provided more attractive alternatives for cash and currently stands at its lowest weighting since inception.

Fund performance for the period ended March 31, 2012 was 9.26% for the trailing twelve months and 8.72% year to date. These results landed the Fund in the top 2% of funds in the Conservative Allocation category for 2012 year-to-date and the top 3% for the trailing twelve months according to Morningstar.

Investment News, an industry publication for investment professionals, recently listed the Fund as the top-performing Small-Cap Value fund for the one-year period ended March 31, 2012 based on information supplied by Lipper. While grateful for the recognition, I am compelled to note, with all due respect, that the Small-Cap Value category does not seem to be an appropriate fit for the Fund.

      Page Two

If anything, the Fund has gravitated toward large cap stocks with its equity holdings, particularly those with solid balance sheets and strong returns on invested capital. As referenced previously, the Fund maintained large cash positions through September 2011, which served to buffer returns during the market correction late last Summer. Since that time a portion of that cash has been gradually invested as valuations became more attractive and the Fund’s assets grew from shareholder investment.

Energy and technology were two areas where I was able to find value and overweighting in those positions contributed to the Fund’s results through the end of March 2012. In particular, a substantial stake in Apple, Inc. bolstered with purchases of out-of-the-money call options, aided returns as the company reported record results and its share price gained. More recently, weaknesses in the energy and technology sectors, including the cooling of the Apple mania, has had the opposite effect on Fund performance.

Toward the end of the last quarter and into the current quarter, the Fund’s portfolio has taken on a more defensive posture as equity pricing increased beyond intrinsic value. To be sure, the case could be made for under, or at least fair valuation, particularly in the U.S., in a persistently low-interest-rate environment. The inability of policymakers, both in the U.S. and abroad, to deal with serious fiscal imbalances, however, is of great and growing concern and not likely to improve as election-year rhetoric heats up.

Moreover, the European periphery countries continue to deteriorate and it now seems that it is only a question of when, not if, the EU either is reconstituted or disintegrates altogether. One prominent observer has called the Euro-zone a “slow moving train wreck” and the comparison is particularly fitting. Although contagion to the U.S. has thus far been negligible, causing some to talk of decoupling, count me as highly skeptical that a disorderly dissolution of the EU can be anything other than a drag on global and U.S. economic growth prospects and their respective equity markets.

At the risk of sounding overly pessimistic about the short run, I believe developed economies face extraordinary fiscal challenges. In particular, 2013 is shaping up to be an unmitigated financial disaster in the U.S., which I believe will become progressively apparent as the year plays out. The Fed continues to fight the forces of deflation and, consequently, I am convinced it will not be able to resist the urge to provide further monetary stimulus, ultimately prolonging the inevitable ever so briefly and exacerbating a painful conclusion. This is the conundrum of central bankers, when lenient monetary policies are increasingly less effective and do little but contribute to more problematic economic conditions. Make no mistake, market forces will ultimately have their revenge.

Accordingly, the Fund is moving toward a more defensive position, attempting to capture as much upside as possible while trying to guard against a powerfully destructive downside, but that posture comes at a price in terms of lower short-term returns. Much of the portfolio is hedged against potential “black swan” events, whether in the U.S., Europe or elsewhere, and the cost of those hedges diminish potential returns. (For an excellent discussion of the concept of “black swan” events, which are the occurrences of highly improbable, but possible, events, see The Black Swan, by Nassim Nicholas Taleb.)

Page Three

Whether this is an overly fatalistic outlook or just brutally realistic based on the data available remains to be seen, but I view the preservation of capital to be the foundation of capital appreciation, even if it temporarily places one out of step with popular opinion. As one prominent investor has observed, sometimes being early is indistinguishable from being wrong.

Lastly, I would be remiss not to mention that I am a shareholder, too. Virtually all of my liquid net worth is committed to the Fund and will continue to be as long as I am portfolio manager. I believe in eating my own cooking, which keeps my interests closely aligned with fellow shareholders and encourages a longer term view.

As always, I am profoundly humbled and grateful for the confidence shown in us.

Yours truly,

Brad Peyton

Portfolio Manager, Clarity Fund

________________________________________________________________________

The Clarity Fund is offered by Prospectus only. The Prospectus contains information concerning the investment objectives, risks, and charges and expenses of the Fun. Please read the Prospectus carefully before you invest or send money.

The Clarity Fund is only available to persons who are eligible to purchase U.S.-registered investment funds. Nothing contained herein should be considered a solicitation to buy or an offer to sell shares of the Clarity Fund in any jurisdiction in which such solicitation or offer would be unlawful under the securities laws of such jurisdiction.

Past performance does not ensure future results, and there is no assurance that the Clarity Fund will achieve its investment objectives. An investor's shares, when redeemed, may be worth more or less than their original cost.

CLARITY FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2012 (UNAUDITED)

FOR PERIOD ENDING MARCH 31, 2012

	1 Year	Since Inception *	Ending Value
Clarity Fund	9.26%	16.14%	$11,614
S&P 500 Index	8.54%	41.71%	$14,171
Russell 3000 Value Index	4.30%	35.61%	$13,561
Barclays Capital U.S. Government/Credit Bond Index	8.52%	9.95%	$10,995

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Clarity Fund
S&P 500 Index
Russell 3000 Value Index
Barclays Capital U.S. Government/Credit Bond Index

This chart assumes an initial investment of $10,000 made on the closing of June 30, 2010. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

The Barclays Capital U.S. Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Fund imposes a 2.00% redemption fee on share redeemed with 90 days or less.

* The Fund commenced operations on June 30, 2010.

CLARITY FUND

PORTFOLIO ILLUSTRATION

MARCH 31, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors. The underlying securities are represented as a percentage of the portfolio of investments.

	Clarity Fund
	Schedule of Investments
	March 31, 2012

Shares		Value

COMMON STOCK - 37.58%

Computer Communications Equipment - 1.67%
4,000	Cisco Systems, Inc.	$ 84,600

Crude Petroleum & Natural Gas - 4.05%
500	Apache Corp.	50,220
1,300	Cimarex Energy, Co.	98,111
6,000	Vaalco Energy, Inc. *	56,700
		205,031
Electromedical & Electrotherapeutic Apparatus - 1.55%
2,000	Medtronic, Inc.	78,380

Electronic Computers - 2.37%
200	Apple, Inc. *	119,910

Gold & Silver Ores - 1.04%
2,400	Pan American Silver Corp.	52,944

Hospital & Medical Service Plans - 2.62%
1,000	UnitedHealth Group, Inc.	58,940
1,000	Wellpoint, Inc.	73,800
		132,740
Life Insurance - 1.00%
1,500	FBL Financial Group, Inc.	50,550

Motor Vehicle Parts & Accessories - 1.99%
1,500	Autoliv Inc.	100,575

Oil, Gas Field Services, NBC - 1.31%
2,000	Halliburton Co.	66,380

Petroleum Refining - 4.92%
1,300	Conoco Philips Co.	98,813
1,000	Exxon Mobil Corp.	86,730
2,000	Marathon Oil Corp.	63,400
		248,943
Pharmaceutical Preparations - 4.30%
2,100	Abbott Laboratories	128,709
2,000	AstraZeneca PLC ADR	88,980
		217,689
Railroads, Line-Haul Operating - 3.18%
900	Union Pacific Corp.	96,732
3,000	CSX Corp.	64,560
		161,292
Retail-Miscellaneous Shopping Goods Stores - 1.92%
6,000	Staples, Inc.	97,140

Semiconductors & Related Devices - 0.98%
4,000	Applied Materials, Inc.	49,780

Services-Business Services, NEC - 1.04%
3,000	Western Union Co.	52,800

Services-Prepackaged Software - 1.15%
2,000	Oracle Corp.	58,320

Surgical & Medical Instruments & Apparatus - 1.62%
1,500	Covidien Plc.	82,020

Telephone Communications - 0.87%
2,500	Telecom Argentina SA ADR *	44,300

TOTAL FOR COMMON STOCK (Cost $1,734,259) - 37.58%		$ 1,903,394

PREFERRED CONVERTIBLE STOCKS - 2.12%
5,000	Hartford Financial Services Group, Inc. 04/01/2013 7.25%	107,200
TOTAL PREFERRED CONVERTIBLE STOCKS (Cost $100,678) - 2.12%		$ 107,200

CALL OPTIONS - 1.71% *

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Call
	Applied Materials, Inc.
10,000	07/21/2012 Call @ $13.00	$ 3,900

	Bank of America Corp.
10,000	01/19/2013 Call @ $10.00	12,400

	Bank of America Corp.
15,000	01/19/2013 Call @ $12.50	7,200

	Financial Select Sector SPDR
20,000	01/18/2014 Call @ $16.00	34,800

	Hewlett-Packard Co.
5,000	01/19/2013 Call @ $30.00	3,000

	Hewlett-Packard Co.
5,000	01/19/2013 Call @ $23.00	14,300

	Hewlett-Packard Co.
5,000	08/18/2012 Call @ $25.00	5,100

	Pan American Silver Corp.
4,000	07/21/2012 Call @ $23.00	6,000

	Total (Premiums Paid $69,456) - 1.71%	$ 86,700

SHORT TERM INVESTMENTS - 59.37%
Shares
3,006,442	Fidelity Institutional Money Market Portfolio 0.25% ** (Cost $3,006,442)	3,006,442

TOTAL INVESTMENTS (Cost $4,910,835) - 100.78%		$ 5,103,736

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.78)%		(39,445)

NET ASSETS - 100.00%		$ 5,064,291

* Non-income producing securities during the period.
** Variable Rate Security, the coupon rate shown represents the yield at March 31, 2012.
ADR-American Depositary Receipt
The accompanying notes are an integral part of these financial statements.

Clarity Fund
Statement of Assets and Liabilities
March 31, 2012

Assets:
Investments in Securities, at Value (Cost $4,910,835)	$ 5,103,736
Cash	3,000
Receivables:
Securities Sold	18,175
Dividends and Interest	2,664
Prepaid Expenses	1,900
Total Assets	5,129,475
Liabilities:
Payables:
Accrued Audit Fees	14,549
Due to Advisor	1,229
Other Accrued Expenses	4,711
Securities Purchased	44,695
Total Liabilities	65,184
Net Assets	$ 5,064,291

Net Assets Consist of:
Paid In Capital	$ 4,739,414
Accumulated Undistributed Realized Gain on Investments	131,976
Unrealized Appreciation in Value of Investments	192,901
Net Assets, for 436,825 Shares Outstanding; (1,000,000,000 shares authorized for $0.000001 par value,
to Clarity Fund, Inc., the corporation; 50,000,000 shares authorized to the Clarity Fund)	$ 5,064,291

Net Asset Value and Redemption Price Per Share	$ 11.59

Short-Term Redemption Price Per Share ($11.59*0.98) *	$ 11.36

* The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.
The accompanying notes are an integral part of these financial statements.

Clarity Fund
Statement of Operations
For the year ended March 31, 2012

Investment Income:
Dividends	$ 11,810
Interest	2,404
Total Investment Income	14,214

Expenses:
Advisory Fees (Note 4)	15,809
Transfer Agent & Accounting Fees	11,856
Audit Fees	14,507
Legal Fees	9,515
Miscellaneous Fees	1,538
Custodial Fees	7,951
Director Fees	8,586
Insurance Fees	1,338
Registration Fees	709
Printing and Mailing	195
Total Expenses	72,004
Fees Waived and Reimbursed by the Advisor (Note 4)	(48,290)
Total Expenses	23,714

Net Investment Loss	(9,500)

Realized and Unrealized Gain (Loss) on:
Realized Gain on Investments	21,073
Realized Gain on Options	121,426
Realized Capital Gains from Registered Investment Companies	14
Net Change in Unrealized Appreciation on Investments	163,292
Net Change in Unrealized Appreciation on Options	18,359
Realized and Unrealized Gain on Investments	324,164

Net Increase in Net Assets Resulting from Operations	$ 314,664

The accompanying notes are an integral part of these financial statements.

Clarity Fund
Statement of Changes in Net Assets

	Year Ended	Period Ended *
	3/31/2012	3/31/2011
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (9,500)	$ (840)
Net Realized Gain on Investments and Options	142,499	5,239
Net Realized Capital Gains from Registered Investment Companies	14	259
Change in Unrealized Appreciation on Investments and Options	181,651	11,250
Net Increase in Net Assets Resulting from Operations	314,664	15,908

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(5,695)	-
Total Dividends and Distributions Paid to Shareholders	(5,695)	-

Capital Share Transactions (Note 5)	4,429,103	310,311

Total Increase in Net Assets	4,738,072	326,219

Net Assets:
Beginning of Period	326,219	-

End of Period	$ 5,064,291	$ 326,219
(Including Undistributed Net Investment Income (Loss) of $0 and $0, respectively)

* The Fund commenced operations on June 30, 2010.
The accompanying notes are an integral part of these financial statements.

Clarity Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Year Ended	Period Ended	(a)
	3/31/2012	3/31/2011

Net Asset Value, at Beginning of Period	$ 10.63	$ 10.00

Income From Investment Operations:
Net Investment Loss *	(0.07)	(0.04)
Net Gain/(Loss) on Securities (Realized and Unrealized)	1.05	0.67
Total from Investment Operations	0.98	0.63

Distributions:
Net Investment Income	-	-
Realized Gains	(0.02)	-
Total from Distributions	(0.02)	-

Net Asset Value, at End of Period	$ 11.59	$ 10.63

Total Return **	9.26%	6.30%	(b)

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 5,064	$ 326
Before Waiver
Ratio of Expenses to Average Net Assets	4.52%	22.76%	***
After Waiver
Ratio of Expenses to Average Net Assets	1.50%	1.50%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.60)%	(0.50)%	***
Portfolio Turnover	57.79%	110.32%

(a) The Fund commenced operations on June 30, 2010.
(b) Not Annualized
* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions.

*** Annualized

The accompanying notes are an integral part of these financial statements.

CLARITY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

1.  ORGANIZATION

Clarity Fund (the “Fund”), a series of Clarity Fund, Inc. (the “Company”), was incorporated under the laws of the State of Nebraska on July 6, 2009, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-ended registered investment management company (a “mutual fund”).  The Company is authorized to issue a total of 1,000,000,000 of Capital Shares of common stock in series with a par value of $.000001 per share. Fifty million (50,000,000) of these shares have been authorized by the Board of Directors (the “Board”) to be issued in one series designated Clarity Fund shares.  The Fund began operations on June 30, 2010.

The primary investment objective of the Fund is capital appreciation.

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  As a result, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

ORGANIZATIONAL AND OFFERING EXPENSES:  All costs incurred by the Fund in connection with the organization, offering and initial registration of the Fund, principally professional fees, were paid on behalf of the Fund by the Adviser and will not be borne by the Fund.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the year ended March 31, 2012, related to uncertain tax positions taken for open tax year (2010) or expected to be taken on the Fund’s 2011 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period, the Fund did not incur any interest or penalties.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

CLARITY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

 liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

OTHER:  The Fund records security transactions based on the trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the first in first out method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.

3.  SECURITIES VALUATIONS:  As described in Note 2, all investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

CLARITY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock, closed end mutual funds, preferred convertible stock, and real estate investment trusts) - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Lacking a last sale price, an option position, is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the option position. When a bid price is used for valuation or when the security is not actively traded, those securities are generally categorized in Level 2 or Level 3 of the fair value hierarchy.

When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board. Manually priced securities held by the Fund (if any) are reviewed by the Board on a quarterly basis. If the Adviser decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as Level 2 or Level 3, when appropriate.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2012:

Valuation Inputs of Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$ 1,903,394	$0	$0	$ 1,903,394
Preferred Stock	107,200	0	0	107,200
Call Options	0	86,700	0	86,700
Money Market Fund	3,006,442	0	0	3,006,442
Total	$ 5,017,036	$ 86,700	$0	$ 5,103,736

CLARITY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

The Fund did not hold any Level 3 securities during the year. It is the Fund’s policy to recognize transfers into and out of Levels at the end of the reporting period. There were no transfers between Levels during the year ended March 31, 2012.

* See the Schedule of Investments for categories by industry.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Clarity Capital Management, Inc. serves as Investment Adviser to the Fund.  Subject to the authority of the Board, the Adviser is responsible for management of the Fund's investment portfolio.  The Adviser is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions and as compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1% of the average daily net assets of the Fund during the term of the Agreement.  For the year ended March 31, 2012, the Adviser earned $15,809 in Adviser fees.  The Fund’s Adviser, Clarity Capital Management, Inc. has agreed to limit the Adviser’s fees and/or reimburse other expenses of the Fund to the extent necessary to limit the Total Annual Fund Operating Expense to an amount that is no greater than 1.50% per annum until March 31, 2013. For the year ended March 31, 2012, the Adviser waived and reimbursed $48,290. At March 31, 2012, the Fund owed the Adviser $1,229.

Certain officers and directors of the Fund are also officers and directors of the Adviser.

5.  CAPITAL SHARE TRANSACTIONS

At March 31, 2012, paid in capital amounted to $4,724,219 of the Fund. Transactions in capital for the year ended March 31, 2012 and June 30, 2010 (commencement of operations) through March 31, 2011, were as follows:

	March 31, 2012		June 30, 2010 (commencement of operations) Through March 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	406,472	$4,432,746	31,193	$315,331
Shares issued in reinvestment of dividends	538	5,695	-	-
Shares redeemed	(887)	(9,338)	(491)	(5,020)
Net increase	406,123	$4,429,103	30,702	$310,311

The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.  For the year ended March 31, 2012, the Fund did not collect any early redemption fees.

6.  DERIVATIVES

Transactions in purchased options during the year ended March 31, 2012, were as follows:

	Number of Contracts	Premiums Paid
Options outstanding at March 31, 2011	25	$ 1,555
Options purchased	10,182	382,497
Options exercised	-	-
Options expired	(2,603)	(43,922)
Options terminated in closing purchase transaction	(6,864)	(270,674)
Options outstanding at March 31, 2012	740	$ 69,456

CLARITY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

Transactions in written options during the year ended March 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at March 31, 2011	-	$ -
Options written	1	1,375
Options exercised	-	-
Options expired	-	-
Options terminated in closing purchase transaction	(1)	(1,375)
Options outstanding at March 31, 2012	-	$ -

Realized and unrealized gains and losses on derivatives contracts, all of which are not accounted for as hedging instruments, entered into during the year ended March 31, 2012, by the Fund are recorded in the following locations in the Statement of Operations:

Options Purchased	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Equity Contracts	Realized Gain on Options	$121,426	Change in Unrealized Appreciation on Options	$18,359

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Adviser makes an error in judgment, or other causes. The use of options

CLARITY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2012, MSCS Financial Services held in omnibus accounts for the benefit of others approximately 73.68% of the voting securities of the Fund and may be deemed to control the Fund.

8.  DISTRIBUTION PLAN

The Fund intends to initially sell its shares as an issuer dealer without sales charges, 12b-1 fees or other servicing fees directly to shareholders. However, the Fund has adopted Distribution, 12b-1 and Shareholder Servicing Plans that when activated will permit it to engage one or more broker dealers and or other parties to assist in distribution and servicing shareholder accounts in the future. These plans permit the assessment of 12b-1 fees, servicing fees and other direct and or indirect sales charges. These plans are not currently effective.  If the 12b-1 plan was activated, the fees will be paid out of the Fund’s assets on an ongoing basis and will increase costs.  The 12b-1 plan maximum fee is 0.25%.  The 12b-1 plan will only be implemented when the Board determines that it is in the best interests of the Fund and its shareholders to activate the plan to encourage distribution of the Fund shares.

9.   INVESTMENT TRANSACTIONS

For the year ended March 31, 2012, purchases and sales of investment securities, other than options and short-term investments, were as follows:

Purchases

Investment Securities                          $ 2,021,812

Sales

Investment Securities                          $    313,898

As of March 31, 2012, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation                             $  218,875

Gross (Depreciation)                               (27,523)

Net Appreciation on Investments       $   191,352

At March 31, 2012, the aggregate cost of securities for federal income tax purposes was $4,912,384.

The difference between book and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of post-October losses. The Fund elects to defer to their fiscal year ending March 31, 2013, $1,549 of capital losses recognized during the period from November 1, 2011 to March 31, 2012.

CLARITY FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2012

10. DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

On December 21, 2011, the Fund declared a long term capital gain distribution of $0.0044 per share and a short term capital gain distribution of $0.0175.  The distribution was paid on December 21, 2011 to shareholders of record on December 20, 2011.  The tax character of the $5,695 distribution paid was $1,063 realized gain and $4,632 ordinary income. There were no distributions paid by the Fund for the period June 30, 2010 through March 31, 2011.

As of March 31, 2012 the components of distributable earnings on a tax basis were as follows:

Undistributed Accumulated Realized Gain	$ 133,525
Unrealized Appreciation - Net	191,352
Total	$ 324,877

For the year ended March 31, 2012, the Fund recorded the following reclassifications to the accounts listed below. The reclassifications were primarily as result of the differing book/tax treatment of certain investments and a net operating loss.

Paid-In Capital	Increase/(Decrease) Accumulated Net Investment Income	Increase/(Decrease) Accumulated Net Realized Gain/(Loss)
$ 0	$ 9,500	($ 9,500)

11. NEW ACCOUNTING PRONOUNCEMENT

In May 2011 the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting entities to disclose additional information for fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Clarity Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Clarity Fund, Inc., comprising Clarity Fund, (the “Fund”) as of March 31, 2012, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clarity Fund as of March 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 23, 2012

Clarity Fund
Expense Illustration
March 31, 2012 (Unaudited)

Expense Example

As a shareholder of the Clarity Fund , you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period October 1, 2011 through March 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid

During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses,

which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2011	March 31, 2012	October 1,2011 to March 31,2012

Actual	$1,000.00	$1,136.40	$8.01
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.50	$7.57

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

CLARITY FUND

DIRECTORS AND OFFICERS

MARCH 31, 2012 (UNAUDITED)

The following table provides information regarding each Director who is not an “interested person” of the Company, as defined in the Investment Company Act of 1940.

Name, Address*, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Al K. Kaduce Age: 54	Director and Audit Chair	Until resignation or successor appointed; July 2009	1	Owner, Kaduce & Company, PC an accounting and tax consulting firm, 2010-Present; Partner, Haines, Kaduce, Schmid, Macklin, an accounting and tax consulting firm, 1977- 2010
J. Scott Raecker Age: 50	Director and Chair	Until resignation or successor appointed; July 2009	1	Executive Director, Institute for Character Development
Douglas Pals Age: 44	Director	Until resignation or successor appointed; July 2009	1	Owner, Re:Sourceful Communications, a marketing, product development, business cultural development consulting firm.

The following table provides information regarding each Director who is an “interested person” of the Company, as defined in the

Investment Company Act of 1940, and each officer of the Trust.

Name, Address*, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Years and Current Directorships
Bradley R. Peyton ** Age: 55	Portfolio Manager and Director	Until resignation or successor appointed; July 2009	1	President, Clarity Capital Management, Inc. and President, Clarity Asset Management, Inc.
OFFICERS:
Debra A. Conlon Age: 49	Treasurer	Until resignation or successor appointed; September 2011.	1	Chief Financial Officer, Clarity Capital Management, Inc. and Clarity Asset Management, Inc.
Mary D. Pitcher Age: 49	Chief Compliance Officer	Until resignation or successor appointed; July 2009	1	Chief Compliance Officer, Clarity Capital Management, Inc.; Clarity Asset Management, Inc. and President Compliance Resources, Inc., a compliance consultant.

* 2001 Westown Parkway, Suite 110, West Des Moines, Iowa 50265

** Mr. Peyton is a Director and Officer of Clarity Capital Management, Inc., investment adviser to the Clarity Fund, and as such is considered an “interested person” of the Clarity Fund, as that term is defined in the Investment Company Act of 1940 (an “Interested Director”).

CLARITY FUND

ADDITIONAL INFORMATION

MARCH 31, 2012 (Unaudited)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31.  The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-838-9488, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 838-9488 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the Directors and is available, without charge, upon request.  You may call toll-free (888) 838-9488 to request a copy of the SAI or to make shareholder inquiries.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at Clarity Fund, Inc., Suite 110, 2001 Westown Parkway, West Des Moines, Iowa 50265.  A copy will be sent to you within three (3) business days of receipt of your request.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant has an Audit Committee Financial Expert, Al Kaduce. Mr. Kaduce is independent and is not an interested person as defined.  The full Board and Audit Committee members have approved the Audit Committe Financial Expert and Mr. Kaduce has agreed to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were :

FY 2012

$ 12,000

             FY 2011

$ 14,850

(b)

Audit-Related Fees.  No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)

Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, the services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

FY 2012

$ 2,000

             FY 2011

$ 2,000

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee’s Pre-Approval Policies There’s no pre-approval policy in place. The audit committee approves expenditures and engagements at the regular audit committee meetings.

(e)(2)	Percentages of Services Approved by the Audit Committee Registrant] Audit-Related Fees: 100 % Tax Fees: 100 % All Other Fees: N/A %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2012

$ 2,000 [tax fees]

             FY 2011

$ 2,000 [tax fees]

(h)

The registrant's audit committee has not had any non-audit services provided to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to consider to maintain the principal accountant's independence.

Item 5.

Audit Committee of Listed Companies.

Not Applicable.

Item 6.

Schedule of Investments.

(a)

Not applicable.  [schedule filed with Item 1]

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.

Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders.

The registrant does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees.

Item 11.

Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

Item 12.

Exhibits.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLARITY FUND, INC.

By:_____ /s/ _____

Bradley R. Peyton

President, Principal Executive

Officer and Director

Date: June 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

_____ /s/ ________

Bradley R. Peyton

President, Principal Executive Officer and Director

Date: June 4, 2012

______ /s/ ________

Debra Conlon

Treasurer, Principal Financial Officer

Date: June 4, 2012